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                                  EXHIBIT 99.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As independent auditors, we hereby consent to the incorporation of our report, dated August 12, 2004, except for Note 27, as to which the date is September 8, 2004, incorporated by reference to the Annual Report on Form 10-KSB for the year ended June 30, 2004 filed by Advance Financial Bancorp with the Securities and Exchange Commission (SEC file No. 000-21885) into Parkvale Financial Corporation's Form 8-K/A.

/s/ S.R. Snodgrass, A.C.

S.R. Snodgrass, A.C.
Steubenville, Ohio
March 14, 2005